3Q’14 Financial Results October 17, 2014 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC’s website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; our need for additional financing, higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our reliance on dividends, distributions and other payments from Synchrony Bank; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; catastrophic events; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; significant and extensive regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Act and the impact of the CFPB’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules; restrictions that limit our ability to pay dividends and repurchase our capital stock and that limit Synchrony Bank’s ability to pay dividends; regulations relating to privacy, information security and data protection as well as anti-money laundering and anti-terrorism financing laws; use of third-party vendors and ongoing third-party business relationships; effect of General Electric Capital Corporation (GECC) being subject to regulation by the Federal Reserve Board both as a savings and loan holding company and as a systemically important financial institution; General Electric Company (GE) not completing the separation from us as planned or at all, GE’s inability to obtain savings and loan holding company deregistration (GE SLHC Deregistration) and GE continuing to have significant control over us; completion by the Federal Reserve Board of a review (with satisfactory results) of our preparedness to operate on a standalone basis, independently of GE, and Federal Reserve Board approval required for us to continue to be a savings and loan holding company, including the timing of the approval and the imposition of any significant additional capital or liquidity requirements; our need to establish and significantly expand many aspects of our operations and infrastructure; delays in receiving or failure to receive Federal Reserve Board agreement required for us to be treated as a financial holding company after the GE SLHC Deregistration; loss of association with GE’s strong brand and reputation; limited right to use the GE brand name and logo and need to establish a new brand; GE has significant control over us; terms of our arrangements with GE may be more favorable than we will be able to obtain from unaffiliated third parties; obligations associated with being a public company; our incremental cost of operating as a standalone public company could be substantially more than anticipated; GE could engage in businesses that compete with us, and conflicts of interest may arise between us and GE; and failure caused by us of GE’s distribution of our common stock to its stockholders in exchange for its common stock to qualify for tax-free treatment, which may result in significant tax liabilities to GE for which we may be required to indemnify GE. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Registration Statement on Form S-1, as amended and filed on July 18, 2014 (File No. 333-194528). You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements” and certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the detailed financial tables included in the press release accompanying this distribution, which is available on our website and the SEC’s website. Disclaimers

3 (a) Source: Nilson (b) Includes loan receivables of $56.8 billion and loan receivables held for sale of $1.5 billion Business Overview Strong Value Proposition for Partners and Consumers 2  Deep partner integration enables customized loyalty products, across channels  Advanced data analytics and targeted marketing capabilities  Dedicated team members support partners to help maximize program effectiveness  Partner and cardholder focused mobile payments and e-commerce strategies … forging new partnerships and investing in emerging technologies Attractive Growth Opportunities 3  Significant opportunity to leverage long-standing partnerships to increase penetration  Opportunity to attract new partners  Opportunity to expand commercial offerings  Developing broad product suite to support our efforts to build a leading, full-scale online bank Solid Financial Profile and Operating Performance 4  Strong receivables growth: 9% annual growth since 2011, with 714 average FICO  Solid fundamentals with attractive returns  Strong capital and liquidity with diverse funding profile  Positioned for future capital return post separation Leading Consumer Finance Business  Largest PLCC provider in US: 59.9 million average active accounts and $58.3 billion in receivables  A leader in financing for major consumer purchases and healthcare services  Long-standing and diverse partner base 1 (a) (b)

4 3Q’14 Highlights Financial highlights • $548 million Net earnings, $0.70 EPS • Strong growth across the business  Purchase volume +11%, Loan receivables +7%, Platform revenue +9% • Asset quality continues to improve  Net charge-offs down 2bps.  30+ delinquency down 6bps. • Expenses in-line with expectations  Increase driven by growth investments and standalone infrastructure • Strong capital and liquidity  15.1% T1C (B1)  $14.1 billion high quality liquid assets Business highlights • Extended two of our largest partners … including Lowe’s, we have now renewed our 5 largest partnerships through 2019 and beyond • Payment Solutions added ~ 1,000 partners & CareCredit added ~ 9,000 provider locations since 3Q’13 • Announced agreement with Apple Pay for participating Dual Card programs • Introduced new value proposition at Sam’s Club and launched EMV cards at Sam’s Club and Walmart • Launched new brand campaign • Separation process underway … building out stand-alone infrastructure

5 Growth Metrics +11% Purchase volume $ in billions Loan receivables $ in billions Active accounts Average active accounts in millions Platform revenue $ in millions 3Q’13 3Q’14 $23.5 $26.0 $53.3 $56.8 $2,519 $2,317 59.9 56.2 +7% +9% +7% 3Q’13 3Q’14 3Q’13 3Q’14 3Q’13 3Q’14 (a) $58.3 billion total receivables including loans held for sale of $1.5 billion (a)

# Platform Results

## Retail Card

Loan receivables, $ in billions


+6%
$36.2
$38.5 (a)

| | 3Q'13 | 3Q'14 | V% |
|---|---|---|---|
| Purchase volume | $18.8 | $21.0 | +11% |
| Accounts[(b)] | 45.6 | 48.4 | +6% |
| Platform[(c)] revenue | $1,544 | $1,694 | +10% |

- ✓ Strong receivables growth across partner programs
- ✓ Platform revenue up 10% driven by receivable growth

## Payment Solutions

Loan receivables, $ in billions


+7%
$10.7
$11.5

| | 3Q'13 | 3Q'14 | V% |
|---|---|---|---|
| Purchase volume | $3.0 | $3.2 | +9% |
| Accounts[(b)] | 6.3 | 6.9 | +9% |
| Platform[(c)] revenue | $382 | $403 | +6% |

- ✓ Broad receivables growth led by home furnishing, auto and power equipment
- ✓ Platform revenue up driven by receivable growth

## CareCredit

Loan receivables, $ in billions


+6%
$6.4
$6.8

| | 3Q'13 | 3Q'14 | V% |
|---|---|---|---|
| Purchase volume | $1.7 | $1.8 | +5% |
| Accounts[(b)] | 4.3 | 4.6 | +8% |
| Platform[(c)] revenue | $391 | $422 | +8% |

- ✓ Receivables growth led by dental and veterinary
- ✓ Platform revenue up 8% driven by receivable growth and higher yield

(a) Loan receivables do not include $1.5 billion of balances classified as held for sale, 11% growth including held for sale receivables

(b) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month

(c) Platform revenue $ in millions

synchrony FINANCIAL
6

7 Financial Results Summary earnings statement Third quarter 2014 highlights $ in millions, except ratios Net interest income (NII) $2,879 $2,703 $176 7% Retailer share arrangements (RSA) (693) (680) (13) (2)% NII, after RSA 2,186 2,023 163 8% Provision for loan losses 675 541 (134) (25)% Other income 96 114 (18) (16)% Other expense 728 575 (153) (27)% Pre-Tax earnings 879 1,021 (142) (14)% Provision for income taxes 331 380 49 13% Net earnings $548 $641 $(93) (15)% Return on assets 3.2% 4.7% (1.5)pts. 3Q’14 3Q’13% $ B/(W) • $548 million Net earnings, $0.70 EPS • Net interest income after RSAs up 8% driven by growth in loan receivables  RSAs up $13 million, 2% • Provision for loan losses driven largely by growth  Asset quality stable … 30+ delinquencies down 6bps. vs. prior year  Reserve coverage flat to 2Q’14 at 5.5% • Other income driven largely by increased loyalty and rewards costs • Other expenses in-line with expectations, increase driven by growth and infrastructure build

8 Net Interest Income Third quarter 2014 highlights • Net interest income up 7% driven by growth in receivables partially offset by higher funding costs  Interest and fees on loans up 8% • Net interest margin decline driven primarily by increase in liquidity portfolio  Receivable yield 21.8%, down 21bps. reflecting slightly higher payment rate  Liquidity portfolio increased to $14.1 billion, conservatively invested in cash and short-term U.S. Treasuries  Interest expense increased to 1.7%, up 14bps. Net interest income $ in millions, % of average interest-earning assets 19.7% 17.1% 3Q’13 3Q’14 +7% $2,703 $2,879 Receivable Yield 21.99% 21.78% (21)bps. 3Q’13 Net interest margin 19.7% Liquidity (2.3) Receivable yield (0.2) Interest expense (0.1) 3Q’14 Net interest margin 17.1% Net interest margin walk V%

9 Asset Quality Metrics Net charge-offs $ in millions, % of average loan receivables including held for sale 30+ days past due $ in millions, % of period-end loan receivables Allowance for loan losses $ in millions, % of period-end loan receivables 90+ days past due $ in millions, % of period-end loan receivables 4.32% 4.26% 5.24% 5.46% 4.07% 4.88% $974 $1,051 3Q’13 3Q’14 $2,299 $2,416 $533 $673 $2,792 $3,102 1.83% 1.85% 4.86% 4.69% $656 4.05% $579 $658 5.48% $3,006 5.52% $2,998 5.05% $2,892 3.82% $2,097 4.09% $2,220 4.35% $2,488 $908 1.65% $1,046 1.93% $1,121 1.96% 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 4.75% $600 2Q’13 4.81% $603 1Q’13 5.38% $2,784 2Q’13 5.44% $2,718 1Q’13 3.85% $1,991 2Q’13 4.22% $2,109 1Q’13 $844 2Q’13 1.63% $958 1Q’13 1.92% 4.58% $2,396 4Q’12 $1,057 4Q’12 2.02% 4.69% $590 4Q’12 4.35% $2,274 4Q’12 (a) Excludes $62 million net charge-off related to disposition of non-core receivables (a)

10 Other expense $ in millions Other Expense Employee cost $173 $239 $66 38% Professional fees 120 159 39 33% Marketing/BD 54 115 61 113% Info. processing 47 47 - -% Other 181 168 (13) (7)% Other expense $575 $728 $153 27% Efficiency 26.9% 31.9% +5.0pts. $575 Third quarter 2014 highlights • Expenses in-line with expectations … increase driven by business growth, marketing investments and infrastructure build  Purchase volume +11%, Receivables +7%  Investments to establish our brand, grow direct deposits and market our programs  Infrastructure build costs • Separation expenses in line with S-1 (a) “Other Expenses” divided by sum of “NII, after RSA” plus “Other income” (1) V$ V% +27% (a) $728 3Q’13 3Q’14 S-1 Current Guidance Estimate Marketing $100 - $150 $120 Brand/Deposits $90 - $100 $100 Infrastructure $200 - $300 $250 $390 - $550 ~ $470

11 Capital and Liquidity Liquidity $ in billions Liquidity portfolio $2.1 $14.1 Undrawn securitization capacity - 5.6 Total liquidity $2.1 $19.7 % of total assets 3.8% 26.9% 3Q’14 $19.7 $2.1 3Q’13 Capital ratios Estimated percentage, 3Q’14, $ in billions 15.1% BI T1C % Tier 1 common $8.8 $8.8 Risk weighted assets $58.5 $60.5 (b) Does not include unencumbered assets in the Bank that could be pledged (b) Sources and uses IPO and related transactions, $ in billions Common Stock $3.0 Debt offering 3.6 Bank term loan 8.0 GE Capital term loan 1.5 Total Sources $16.1 Sources of funds Repay outstanding Related Party Debt $8.0 Increase liquidity portfolio 7.3 Prepay Bank/GE Capital term loans 0.6 Fees and expenses 0.2 Total Uses $16.1 Uses of funds BIII CET1% 14.6% (a) Calculated on an estimated fully phased-in Basel III basis (a)

12 Funding profile Funding sources $ in billions 3Q’13 3Q’14 Variance Deposits 47% 54% +7pts. Securitization 33% 25% (8)pts. GE Capital loan 20% 2% (18)pts. 3rd Party Debt - 19% 19pts. $46.8 $60.3 Deposits Securitization GE Capital loan 3rd Party Debt $22.2 $15.4 $9.2 $32.7 $15.1 $11.1 Third quarter 2014 highlights • Strong deposit growth … now 54% of funding  Long-term target of 60% - 70% of total funding from deposits • Extended securitization facilities and added $5.6B undrawn capacity • Completed unsecured bond issuance  Increased size from $3.0 billion to $3.6 billion … additional proceeds used to pre- pay Bank and GE Capital term loans • GE Capital loan prepayment ahead of schedule  Increased Bank term loan by $750 million on October 6th, additional proceeds used to pay down GE Capital term loan  Prepayment will result in approximately $15 million interest expense savings annually V$ +11.1 (7.8) (0.3) +10.5 $1.4

13 3Q’14 Wrap Up • Broad based growth … Purchase volume +11%, Loan receivables +7%, Platform revenue +9% and Active accounts +7% • Extended 2 of our largest partner relationships … including Lowe’s renewal, we have now renewed our 5 largest partnerships through 2019 and beyond • Added ~ 1,000 partners in Payment Solutions, ~ 9,000 provider locations at CareCredit since 3Q’13 • Announced agreement with Apple Pay for participating Dual Card programs • Fast growing deposit platform … deposits $32.7 billion, now 54% of funding • Strong balance sheet, $14.1 billion of liquidity and 15.1% T1C • Making progress on separation …  Increasing growth investments to promote our credit programs, build our brand and grow direct deposits  Standalone infrastructure build in-line with expectations  Accelerated prepayment of $1.5 billion GE term loan to $655 million

14 Summary Growth objectives supported by online bank with strong deposit growth Solid fundamentals with strong returns Attractive growth opportunities, particularly to further leverage data analytics, mobile and e-capabilities Private Label Credit Card leader well-positioned to capitalize on deep partner integration Differentiated business model with solid value proposition for both partners and consumers

3Q’14 Financial Results October 17, 2014